Exhibit 99.1

RGS Energy Reports Second Quarter 2017 Results

DENVER, CO, August 9, 2017 – RGS Energy (NASDAQ: RGSE), the nation’s original solar company since 1978, reported results for its second quarter ended June 30, 2017. The company also filed its quarterly report on Form 10-Q, as well as posted supplemental financial information on the quarterly results page in the Investor Relations section of its company website.

Q2 2017 Financial Summary

(000’s omitted)	Q2 2017	Q1 2017	Q2 2016
Net loss	$(4,030)	$(4,034)	$(3,463)
Stockholders’ equity (deficit)	13,904	17,886	(4,966)
Working capital	$12,743	$15,857	$(2,653)

The company believes it has adequate financial capital to grow its top-line revenue and achieve break-even and thereafter better results, in future periods. Implementation of this strategy requires up-front expenses to expand sales teams, marketing for customer leads and development and implementation of new products and services, which are required investments before the company can expect to realize increased sales.

Growth Strategy Update

The company earlier issued a business update announcing progress on its top-line revenue growth strategy.

Second quarter of 2017 results compared to the first quarter of 2017:

●	Gross sales increased 2X

●	Net sales increased 3X

●	Size of the company’s sales organization increased 40%

●	Average number of sales per direct sales person increased 24%

●	Acquisition cost-per-sale decreased 34%

●	Residential cycle time reduced 31%

Management Commentary

“In Q2, our progress was in-line with expectations that we set in our last business update,” said Dennis Lacey, CEO of RGS Energy. “It is important to note that Q2 was our first full quarter of operating with what we believe is appropriate working capital in place to effectively pursue our growth strategy. As this is the first quarter on this basis, we are heartened by the positive trends.”

Conference Call

RGS Energy will hold a conference call to discuss its second quarter 2017 financial results later today.

Date: Wednesday, August 9, 2017
Time: 4:30 p.m. Eastern time (2:30 p.m. Mountain time)
Toll-free dial-in number: 1-877-545-1407
International dial-in number: 1-719-325-4929
Conference ID: 9865811
Webcast: http://public.viavid.com/index.php?id=125727

The conference call will be webcast live and available for replay via the investor relations section of the company's website at RGSEnergy.com.

Please call the conference telephone number five minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact CMA at 1-949-432-7566.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through August 16, 2017.

Toll-free replay number: 1-844-512-2921
International replay number: 1-412-317-6671
Replay ID: 9865811

About RGS Energy

RGS Energy (NASDAQ: RGSE) is a residential and small business commercial solar company since 1978 which has installed more than 25,000 solar power systems. RGS Energy makes it very convenient for customers to save on their energy bill by providing turnkey solar solutions - from system design, construction planning, customer financing assistance, installation, to interconnection and warranty.

For more information, visit RGSEnergy.com, on Facebook at www.facebook.com/rgsenergy and on Twitter at www.twitter.com/rgsenergy. Information on such websites is not incorporated by reference into this press release.

RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”

Forward-Looking Statements and Cautionary Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy’s results of operations and financial positions, and RGS Energy’s business and financial strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “expect,” “target,” “plan,” “future,” “believe,” “may,” “will” and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward- looking statements include: RGS Energy’s ability to successfully implement its growth strategy, achieve its target level of sales, generate cash flow from operations, achieve break-even and better results, expand its sales teams and marketing, decrease its customer acquisition cost, and develop and implement new products and services; and RGS Energy’s current capital resources being sufficient to implement its growth strategy.

You should read the section entitled “Risk Factors” in our 2016 Annual Report on Form 10-K, as amended, and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Investor Relations Contact

Ron Both

Managing Partner, CMA

Tel 1-949-432-7566

RGSE@cma.team

RGS Energy

Condensed Consolidated Balance Sheets

 (in thousands)

	June 30, 2017	December 31, 2016	June 30, 2016
Cash	$9,745	$2,940	$490
Restricted Cash	-	173	8,250
Other current assets	6,516	6,742	8,844
Total current assets	16,261	9,855	17,584
Non-current assets	4,196	4,518	4,386
Total assets	$20,457	$14,373	$21,970

Debt	$1	$787	$5,609
Accounts payable	547	2,019	7,107
Other current liabilities	2,970	3,469	7,521
Total current liabilities	3,518	6,275	20,237
Non-current liabilities	3,035	3,120	6,698
Total liabilities	6,553	9,395	26,935

Stockholders’ equity (deficit)	13,904	4,978	(4,965)
Total liabilities and stockholders’ equity	$20,457	$14,373	$21,970

Other information:
Working Capital	$12,743	$3,580	$(2,653)

RGS Energy

Consolidated Summary Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Contract Revenue:
Sale and Installation of Solar Systems	$2,708	$4,750	$6,070	$9,553
Service	277	133	568	270
Leasing	12	14	25	28
Contract Expense:
Installation of solar systems	2,668	4,175	5,744	8,692
Service	491	291	809	630
Customer acquisition expense	1,329	618	2,251	1,416
Contribution	(1,491)	(187)	(2,141)	(887)
Operating expense	2,461	2,743	5,432	5,759
Other expense	-	-	-	-
Litigation expense	55	-	135	24
Operating loss	(4,007)	(2,930)	(7,708)	(6,670)
Taxes	-	(27)	-	(27)
Derivative & Other	10	(576)	(368)	(648)
Income (loss) from continuing operations	(3,997)	(3,533)	(8,076)	(7,345)
Income (loss) from discontinued operations	(33)	70	12	231
Net Income	$(4,030)	$(3,463)	$(8,064)	$(7,114)

Other Information:
Loss per Share	$(0.53)	$(162.60)	$(1.32)	$(338.40)
Weighted average shares outstanding	7,481	21	6,102	21

4